Aspiriant Risk-Managed Equity Allocation Fund (the “Fund”)

A series of Aspiriant Trust

Supplement dated June 10, 2020

to the Prospectus dated June 2, 2020

This supplement updates information in the Prospectus for the Aspiriant Risk-Managed Equity Allocation Fund (the “Fund”) and should be read in conjunction with the Prospectus.

Effective June 10, 2020, Acadian Asset Management LLC (“Acadian”) no longer serves as a sub-adviser to the Fund. All references to Acadian as a sub-adviser, and to Brendan O. Bradley, Ryan D. Taliaferro, Mark J. Birmingham and Dan M. Lee as portfolio managers, are hereby deleted.

Effective June 4, 2020, Wellington Management Company LLP (“Wellington”) began serving as a sub-adviser for the Fund’s global quality growth strategy. Located at 280 Congress Street, Boston, Massachusetts, Wellington was organized in 1933 and provides a broad range of investment management advisory services to institutional clients. As of March 31, 2020, Wellington had approximately $1.004 Trillion in assets under management. For the services provided pursuant to its sub-advisory agreement, Wellington is entitled to a fee at an annual rate based on the average daily net assets of the Fund that it manages. Such fee is paid to Wellington by the Fund’s investment adviser out of the advisory fee it receives from the Fund. The Fund’s semi-annual report dated September 30, 2020 will provide information regarding the basis of the Fund’s Board of Trustees’ approval of Wellington’s sub-advisory agreement.

Below is information regarding the portfolio manager responsible for the day-to-day management of the assets of the Fund allocated to Wellington:

John A. Boselli, CFA, is a Senior Managing Director, Partner, and Equity Portfolio Manager at Wellington. Prior to joining Wellington in 2002, John worked as a managing director in the Global Equity Research Group at Putnam Investments Inc. (1996 – 2002) covering industrials, telecom, technology, and consumer sectors. He worked as a senior manager at PricewaterhouseCoopers, LLP (1988 – 1996) and as a geophysical engineer at Western Geophysical International, Inc. (1985 – 1987). He earned his MBA with a concentration in finance from DePaul University (1989) and his BS in geophysical engineering from the Colorado School of Mines (1985). He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Please retain this supplement for future reference.

Aspiriant Risk-Managed Equity Allocation Fund

A series of Aspiriant Trust

Supplement dated June 10, 2020

to the Statement of Additional Information dated June 2, 2020

This supplement updates information in the Statement of Additional Information (“SAI”) for the Aspiriant Risk-Managed Equity Allocation Fund (the “Fund”) and should be read in conjunction with the SAI.

Effective June 10, 2020, Acadian Asset Management LLC (“Acadian”) no longer serves as a sub-adviser to the Fund. All references to Acadian as a sub-adviser, and to Brendan O. Bradley, Ryan D. Taliaferro, Mark J. Birmingham and Dan M. Lee as portfolio managers, are hereby deleted.

Effective June 4, 2020, Wellington Management Company LLP (“Wellington”) began serving as a sub-adviser to the Fund. Wellington is a professional investment counseling firm that provides investment services to investment companies, employee benefits plans, endowments, foundations, and other institutions. For the services provided pursuant to its sub-advisory agreement, Wellington is entitled to a fee at an annual rate based on the average daily net assets of the Fund that it manages. Such fee is paid to Wellington by the Fund’s investment adviser out of the advisory fee it receives from the Fund.

Other Accounts Managed. The portfolio manager responsible for the day-to-day management of the Fund is John A. Boselli. In addition to managing assets of the Fund, Mr. Boselli manages or advises other accounts on behalf of Wellington. The table below provides information as of March 31, 2020 about the other accounts over which the portfolio manager has day-to-day investment responsibility.

Portfolio Manager	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets (in millions)	Number	Assets (in millions)
John A. Boselli
Registered Investment Companies	4	$9,005	0	$0
Other Pooled Investment Vehicles	13	$8,368	1	$441
Other Accounts	36	$10,757	0	$0

The data shown for the portfolio manager reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type.

Compensation. Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. The portfolio manager’s compensation includes a base salary and incentive components. The base salary for a manager who is a partner of Wellington is generally a fixed amount that is determined by the managing partners of Wellington. Each manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund managed by the manager and generally each other account managed by such manager. Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.

Material Conflicts of Interest. Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Wellington portfolio manager listed above generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the manager may purchase or sell securities, including initial public offerings (IPOs), for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to Wellington’s share of the Fund, and thus the accounts may have similar—and in some cases nearly identical—objectives, strategies, and/or holdings. A manager or other investment professional at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the investments in the Fund or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions.

Ownership of Fund Shares. Mr. Boselli does not own any shares of the Fund.

Proxy Voting. Subject to the supervision of the Fund’s Board of Trustees, the Fund has delegated authority to vote proxies to its investment adviser, which has delegated such authority to the sub-advisers with respect to the assets of the Fund each manages. Wellington’s proxy voting policy and procedures are attached.

Please retain this supplement for future reference.

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